EXHIBIT 10.45

WAIVER AND AMENDMENT AGREEMENT

This WAIVER AND AMENDMENT AGREEMENT (the “Agreement”) is made and effective as of April __, 2008 (the “Effective Date”), by and among QPC Lasers, Inc., a Nevada corporation (the “Company”), the undersigned holders of the Company’s 10% Secured Convertible Debentures due April 16, 2009, and warrants to acquire shares of the Company’s common stock issued concurrently with such debentures (collectively, the “April Creditors”), and the undersigned holders of the Company’s 10% Secured Convertible Debentures due May 22, 2009, and warrants to acquire shares of the Company’s common stock issued concurrently with such debentures (collectively, the “May Creditors”) who are signatories hereto (the April Creditors and the May Creditors are herein collectively referred to as the “Creditors”).

RECITALS

WHEREAS, the April Creditors are parties to that certain Securities Purchase Agreement, dated as of April 16, 2007, by and among the Company and each holder of the Company’s 10% Secured Debentures due April 16, 2009 (collectively, the “April Debenture Holders”), as amended by that certain Inter-Creditor, Waiver and Amendment Agreement, dated as of May 22, 2007 (the “Inter-Creditor Agreement”), by and among the Company, the April Debenture Holders and each holder (collectively, the “May Debenture Holders”) of the Company’s 10% Secured Convertible Debentures due May 22, 2009 (as amended, the “April 2007 Purchase Agreement”), and are holders of those 10% Secured Convertible Debentures due April 16, 2009 (as amended by the Inter-Creditor Agreement, the “April 2009 Debentures”) in the aggregate principal amount of $8,198,369.27 executed by the Company in favor of the April Debenture Holders.

WHEREAS, the May Creditors are the parties to that certain Securities Purchase Agreement, dated as of May 22, 2007 (the “May 2007 Purchase Agreement”), by and among the Company and the May Debenture Holders and are the holders of those 10% Secured Convertible Debentures due May 22, 2009 (the “May 2009 Debentures”) in the aggregate principal amount of $10,554,500 executed by the Company in favor of the May Debenture Holders.

WHEREAS, in connection with the financings completed in April and May, 2007, the Company issued to the April Debenture Holders and the May Debenture Holders warrants to purchase shares of Company’s common stock, dated April 16, 2009 (the “April Warrants”) and May 22, 2007 (the “May Warrants”), respectively.

WHEREAS, the Company is seeking to raise additional capital through the offer and sale of convertible notes and warrants [in the an aggregate principal amount of up to $3.5 million on substantially the terms set forth in the term sheet attached hereto as Exhibit A] (the “Convertible Note Financing”).

WHEREAS, the parties hereto desire to enter into this Agreement to amend certain provisions of the April 2007 Purchase Agreement, the April 2009 Debentures, the April Warrants, the May 2007 Purchase Agreement, the May 2009 Debentures, and the May Warrants, and grant certain waivers under the April 2009 Debentures, April Warrants, May 2009 Debentures and May Warrants on the terms set forth herein to allow the Company to consummate the Convertible Note Financing.

WHEREAS, each of the April 2007 Purchase Agreement and April 2009 Debentures, and the May 2007 Purchase Agreement and May 2009 Debentures, may be amended by the April Debenture Holders and May Debenture Holders holding at least 67% of the then outstanding April 2009 Debentures and May 2009 Debentures, respectively.

WHEREAS, the April Warrant and May Warrant may be amended by holders of at least 67% of the then outstanding April Warrants and May Warrants, respectively.

WHEREAS, the April Creditors and the May Creditors constitute the holders of at least 67% of the outstanding April 2009 Debentures and April Warrants and May 2009 Debentures and May Warrants, respectively.

NOW, THEREFORE, in consideration of the mutual covenants herein, their respective performances and benefits pertaining to the Indebtedness, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Incorporation of Recitals. The Recitals are incorporated herein by reference.

2. Waiver and Amendment to the April 2009Debentures.

2.1 Waivers.

(a) Each April Creditor hereby consents to the Convertible Note Financing and, solely in connection with the Convertible Note Financing, each April Creditor hereby waives the covenants set forth in Section 5(e)(i) and Section 5(e)(ii) of the April 2009 Debentures and any and all Events of Default under Section 7 of the April 2009 Debentures.

(b) Each April Creditor, solely in connection with the Convertible Note Financing, hereby further waives any adjustments to the Conversion Price under Section 3(f)(i) of the April 2009 Debentures.

2.2 Amendment. As of the Effective Date, the April 2009 Debentures are hereby amended as follows:

(a) The first sentence of Section 3(f) of the April 2009 Debentures is hereby deleted in its entirety and replaced with the following sentence:

“The Conversion Price shall be subject to adjustment from time to time as provided in this Section 3(f); provided, however, that no adjustment to the Conversion Price shall be made under Section 3(f)(i) or Section 3(f)(ii) below if Holders of at least 67% in principal amount of the then outstanding Debentures agree in writing to waive any such adjustment.”

3. Waivers to April 2007 Purchase Agreement. Solely in connection with the Convertible Note Financing, each April Creditor hereby waives the covenants and restrictions set forth in each of Section 4(e)(i), entitled “Lock up of Issuance of Securities,” and Section 4(e)(ii), entitled “Capital Raising Limitations,” of the April 2007 Purchase Agreement.

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4. Waiver and Amendment to April Warrants.

4.1 Waivers. Each April Creditor, solely in connection with the Convertible Note Financing, hereby waives any adjustments to the Exercise Price under Section 5(f) of the April Warrants.

4.2 Amendment. As of the Effective Date, the April Warrants are hereby amended as follows:

The following sentence is hereby added immediately after the last sentence of Section 5(f) of the April Warrant:

“In addition, notwithstanding the above, there shall be no MFN Adjustment to the Exercise Price based upon any Dilutive Issuances if Holders of at least 67% in principal amount of the then outstanding Waiver agree in writing to waive any such adjustment.”

5. Waiver and Amendment to the May 2009 Debentures.

5.1 Waiver.

(a) Each May Creditor hereby consents to the Convertible Note Financing, and solely in connection with the Convertible Note Financing, each May Creditor hereby waives the covenants set forth in Section 5(e)(i) and Section 5(e)(ii) of the May 2009 Debentures and any and all Events of Default under Section 7 of the May 2009 Debentures.

(b) Each May Creditor, solely in connection with the Convertible Note Financing, hereby further waives any adjustments to the Conversion Price under Section 3(f)(i) of the May 2009 Debentures.

5.2 Amendment. As of the Effective Date, the May 2009 Debentures are hereby amended as follows:

(a) The first sentence of Section 3(f) of the May 2009 Debentures is hereby deleted in its entirety and replaced with the following sentence:

“The Conversion Price shall be subject to adjustment from time to time as provided in this Section 3(f); provided, however, that no adjustment to the Conversion Price shall be made under Section 3(f)(i) or Section 3(f)(ii) below if Holders of at least 67% in principal amount of the then outstanding Debentures agree in writing to waive any such adjustment.”

6. Waivers to May 2007 Purchase Agreement. Solely in connection with the Convertible Note Financing, each May Creditor hereby waives the covenants and restrictions set forth in each of Section 4(e)(i), entitled “Lock up of Issuance of Securities,” and Section 4(e)(ii), entitled “Capital Raising Limitations,” of the May 2007 Purchase Agreement.

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7. Waiver and Amendment to May Warrants.

7.1 Waivers. Each May Creditor, solely in connection with the Convertible Note Financing, hereby waives any adjustments to the Exercise Price under Section 5(f) of the May Warrants.

7.2 Amendment. As of the Effective Date, the May Warrants are hereby amended as follows:

The following sentence is hereby added immediately after the last sentence of Section 5(f) of the May Warrant:

“In addition, notwithstanding the above, there shall be no MFN Adjustment to the Exercise Price based upon any Dilutive Issuances if Holders of at least 67% in principal amount of the then outstanding Waiver agree in writing to waive any such adjustment.”

8. Miscellaneous.

8.1 Effect of Amendment. This Agreement shall constitute an amendment to the April 2007 Purchase Agreement, the April 2009 Debentures, the May 2007 Purchase Agreement and the May 2009 Debentures. Except as set forth expressly herein, all terms of the April 2007 Purchase Agreement, the April 2009 Debentures, the May 2007 Purchase Agreement and the May 2009 Debentures, as amended hereby, shall be and remain in full force and effect.

8.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.3 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.4 Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

8.5 Entire Agreement. This Agreement reflect the entire agreement between the parties hereto with respect to the matters set forth herein and therein and supersede any prior agreements, commitments, drafts, communication, discussions and understandings, oral or written, with respect thereto.

8.6 Further Assurances. Each party to this Agreement agrees to execute further instruments as may be necessary or desirable to carry out this Agreement, provided the party requesting such further action shall bear all related costs and expenses.

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[SIGNATURE PAGE TO QPC WAIVER AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Creditors as of the day and year first written above.

COMPANY:

QPC LASERS, INC.

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By:
Title:

Address for Notice:

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[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE TO QPC
WAIVER AND AMENDMENT AGREEMENT]

APRIL CREDITORS:

Print Name: ___________________________

By: _________________________________
Name:
Title:

Address for Notice:

_________________________

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[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE TO QPC
WAIVER AND AMENDMENT AGREEMENT]

MAY CREDITORS:

Print Name: ___________________________

By: _________________________________
Name:
Title:

Address for Notice:

_________________________

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